Exhibit 99.1

Adial Pharmaceuticals Enters Agreement to Acquire Purnovate, a Developer of Potential Therapies for Non-Opioid Pain Reduction and Treatment of Addiction

Charlottesville, VA – December 10, 2020 – Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW) (“Adial” or the “Company”), a clinical-stage biopharmaceutical company focused on the development of treatments for addictions, today announced that it has entered into a definitive agreement (“Purchase Agreement”) to acquire Purnovate, LLC (“Purnovate”), a pharmaceutical development company focused on novel, drug candidates for non-opioid pain reduction and the treatment of addiction and other diseases through targeted use of adenosine analogs with promising potency, selectivity, stability, and solubility characteristics. In connection with the transaction, Purnovate’s CEO, Robert D. Thompson, will join Adial as its Vice President, Chemistry.

William Stilley, Chief Executive Officer of Adial, commented, “We are excited to announce what we expect to be a transformative acquisition, with the potential to significantly expand and diversify Adial’s addiction-related pipeline. Our lead product, AD04, is undergoing testing in the landmark ONWARD™ Phase 3 pivotal trial as a genetically targeted therapeutic agent for the treatment of Alcohol Use Disorder (AUD), and we plan to test AD04 in Phase 2 clinical trials for Opioid Use Disorder and other addictive disorders. The acquisition of a product development pipeline like Purnovate’s is an obvious next step in furtherance of Adial’s mission to build the world’s leading, addiction-focused pharmaceutical company.”

“Purnovate’s lead program for non-opioid pain management provides Adial unique and differentiated compounds targeting the multi-billion-dollar pain market,” continued Mr. Stilley. “By providing an alternative to opioids, we would be targeting what we call the ‘supply side of addiction’ and believe these drug candidates could be important tools in fighting addiction by preventing it. Adial’s integration of Purnovate’s platform also provides the opportunity to advance the invention and development of adenosine analog compounds that could be drug candidates for the treatment of addiction, including cocaine addiction. Adial is the ‘Medicines for Addiction’ company and by this acquisition, Dr. Thompson and his team would bring additional expertise in chemistry, analytics and manufacturing. We expect this acquisition to be accretive not only with regard to expansion of our drug portfolio targeting addiction but also in support of AD04 as we prepare for commercial manufacturing and plan to advance the formulation of a once-a-day, extended-release AD04 tablet. Purnovate’s adenosine analog production capabilities may open the door to licensing and partnering opportunities for products outside the addiction space as well, including infectious diseases, inflammation, cancer, asthma, and diabetes.”

Purnovate has developed innovative technologies to enhance the drug properties of purines, a class of chemical structures that include adenosine, an important neurotransmitter, to treat serious diseases and disorders including non-opioid pain reduction, cocaine addiction, infectious diseases, inflammation, cancer, asthma, and diabetes. In addition to its current patent applications and drug candidates, Purnovate’s technologies include proprietary purification and solubilizing methodologies to synthesize and develop adenosine analogs that are expected to produce additional new chemical compounds that are patentable compositions of matter.

Dr. Thompson, Chief Executive Officer of Purnovate, is a world-renowned adenosine chemist that has been working in the field for over 35 years. He is the inventor of more than 20 adenosine analog patents covering tens of thousands of novel molecules and has authored dozens of scientific publications.

“It is with great excitement that we look forward to joining the Adial team to advance development of our selective adenosine analogs, which have the potential to provide an attractive pathway to treat pain without the use of opioids and while avoiding the tolerability and safety issues that plague other drugs in the pain management field,” stated Dr. Thompson. “We believe these compounds have the potential to provide meaningful, non-opioid treatment for pain without the side effects or delivery problems of earlier generations of adenosine compounds. These adenosine analogs may also be useful in a number of other diseases and disorders.”

There can be no assurance that the proposed acquisition will be consummated. Specific conditions must be satisfied or waived in order to complete Adial’s acquisition of Purnovate, including, among others, receipt of an opinion from Adial’s financial advisor that the consideration to be paid by Adial to Purnovate pursuant to the Purchase Agreement is fair, from a financial point of view, to the stockholders of the Adial. If the conditions are not satisfied or waived, the acquisition will not occur or will be delayed, and Adial and Purnovate each may lose some or all of the intended benefits of the acquisition.

Details of the Purchase Agreement are available in the Company’s Form 8-K, which has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by visiting the Company’s web site here.

About Adial Pharmaceuticals, Inc.

Adial Pharmaceuticals is a clinical-stage biopharmaceutical company focused on the development of treatments for addictions. The Company’s lead investigational new drug product, AD04, is a genetically targeted therapeutic agent for the treatment of Alcohol Use Disorder (AUD) and is currently being investigated in a Phase 3 clinical for the potential treatment of AUD in subjects with certain target genotypes, which are to be identified using the Company’s proprietary companion diagnostic genetic test. A Phase 2b clinical trial of AD04 for the treatment of AUD showed promising results in reducing frequency of drinking, quantity of drinking and heavy drinking (all with statistical significance), and no overt safety concerns (there were no statistically significant serious adverse events reported). AD04 is also believed to have the potential to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. www.adialpharma.com

About Purnovate, LLC

Purnovate is a pharmaceutical development and chemistry company focused on inventing and developing selective, potent, stable, and soluble adenosine analogs to treat diseases and disorders such as pain, cocaine addiction, inflammation, infectious disease, cancer, asthma, and diabetes. www.purnovate.com

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding Adial acquiring Purnovate pursuant to the Purchase Agreement and the consummation of the transaction, the acquisition being transformative and significantly expanding and diversifying Adial’s addiction-related pipeline, the acquisition of a product pipeline like Purnovate’s being an obvious next step in the continuation of Adial’s mission to build the world’s leading addiction-focused pharmaceutical company, Purnovate’s lead program for non-opioid pain management providing Adial unique and differentiated compounds targeting the multi-billion dollar pain market, the Purnovate drug candidates being important tools in fighting addiction by preventing it, using Purnovate’s platform to explore the potential for producing adenosine analog compounds that could be drug candidates for the treatment of addiction, including cocaine addiction, the synergies to be achieved from Dr. Thompson and his team’s expertise in chemistry, analytics and manufacturing, preparing for commercial manufacturing, as well as developing new formulations of AD04, Purnovate’s adenosine analog production platform potentially opening the door to possible licensing and partnering opportunities for products outside the addiction space, including infectious disease, inflammation, cancer, asthma, and diabetes, adenosine analogs providing an attractive pathway to treat pain without the use of opioids, while avoiding the tolerability and safety issues that plague other drugs in the pain management field without the side effects or delivery problems of earlier generations of adenosine compounds, adenosine analogs being useful in a number of other diseases and disorders and the potential of AD04 to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, our ability to complete the acquisition of Purnovate pursuant to the Purchase Agreement, our ability to build the world’s leading addiction-focused pharmaceutical company, the ability of Purnovate’s lead program for non-opioid pain management to provide Adial a unique and differentiated compounds targeting the multi-billion dollar pain market, the ability of Purnovate’s drug candidates to become important tools in fighting addiction by preventing it, our ability to use Purnovate’s platform to explore the potential for producing adenosine analog compounds that could be drug candidates for the treatment of addiction, including cocaine addiction, the contribution of Dr. Thompson and his team’s expertise in chemistry, analytics and manufacturing, our ability to prepare for commercial manufacturing, as well as develop new formulations of AD04, the ability of Purnovate’s adenosine analog production platform to open the door to possible licensing and partnering opportunities for products outside the addiction space, including infectious disease, inflammation, cancer, asthma, and diabetes, adenosine analogs providing an attractive pathway to treat pain without the use of opioids and while avoiding the tolerability and safety issues that plague other drugs in the pain management field, without the side effects or delivery problems of earlier generations of adenosine compounds, our ability to enroll patients and complete clinical trials on time and achieve desired results and benefits as expected, our ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund research and development activities, and our ability to retain our key employees or maintain our Nasdaq listing. These risks should not be construed as exhaustive and should be read together with the other cautionary statement included in our Annual Report on Form 10-K for the year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Contact:

Crescendo Communications, LLC

David Waldman / Natalya Rudman

Tel: 212-671-1021

Email: adil@crescendo-ir.com

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